Page 1 of 5

                     June 15, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price Tax-Exempt Money Fund, Inc. (the Registrant)
     File Nos.: 002-67029/811-3055

Commissioners:

     We are counsel to the above-referenced Registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 33 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

     Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                    Sincerely,
                     /s/Shereff, Friedman, Hoffman & Goodman, LLP
                     Shereff, Friedman, Hoffman & Goodman, LLP


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PAGE 30
Page 2 of 5
                     June 15, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the Registrant) File Nos.: 002-87059/811-3872

Commissioners:

     We are counsel to the above-referenced Registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 26 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

     Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                    Sincerely,
                     /s/Shereff, Friedman, Hoffman &              Goodman, LLP
                     Shereff, Friedman, Hoffman & Goodman, LLP

PAGE 31
Page 3 of 5
                     June 15, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (the
     Registrant)
     File Nos.: 033-49117/811-7051

Commissioners:

     We are counsel to the above-referenced Registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 8 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

     Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                    Sincerely,
                     /s/Shereff, Friedman, Hoffman &              Goodman, LLP
                     Shereff, Friedman, Hoffman & Goodman, LLP

PAGE 32
Page 4 of 5

                     June 15, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price Tax-Free Income Fund, Inc. (the Registrant)
     File Nos.: 002-57265/811-2684

Commissioners:

     We are counsel to the above-referenced Registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 44 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

     Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                    Sincerely,
                     /s/Shereff, Friedman, Hoffman &              Goodman, LLP
                     Shereff, Friedman, Hoffman & Goodman, LLP

PAGE 33
Page 5 of 5

                     June 15, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Free High Yield Fund, Inc. (the Registrant) File Nos.:002-94641/811-4163

Commissioners:

     We are counsel to the above-referenced Registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 20 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

     Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                    Sincerely,
                     /s/Shereff, Friedman, Hoffman &              Goodman, LLP
                     Shereff, Friedman, Hoffman & Goodman, LLP